Acquisitions, business combinations, investments (including debt securities) and purchases of intangible assets - Fair Values of Assets Acquired and Liabilities Assumed (Details) - Aug. 24, 2022 - NewCo
€ in Thousands, $ in Thousands
	USD ($)	EUR (€)
Disclosure of detailed information about business combination
Fair value of consideration transferred of the Company's interest in FHP	$ 397,937	€ 400,581
Fair value of previously held equity method investment in InterWell Health LLC	175,421	176,587
Fair value of consideration transferred and previously held investment	573,358	577,168
Less: Cash and cash equivalents	(57,383)	(57,764)
Less: Other assets	(2,819)	(2,838)
Less: Intangible assets	(53,609)	(53,965)
Other liabilities	13,029	13,116
Noncontrolling interests	186,336	187,573
Goodwill	$ 658,912	€ 663,290